EX-3.1

                          ARTICLES OF INCORPORATION

                                Articles of
                                Incorporation
                             (PURSUANT TO NRS 78)

1. Name of Corporation       Diamond Hitts Production, Inc.

                             NAME

2. Resident Agent Name      The Corporation Trust Company of Nevada
   and Street Address:
                            PHYSICAL STREET
                            ADDRESS                       CITY              ZIP

                            6100 Neil Road, Suite 500     Reno     NEVADA 89511

                            ADDITIONAL MAILING
                            ADDRESS                       CITY     STATE    ZIP

3. Shares:                  Number of shares                 Number of shares
                            with par value:     Par value:   without par value:
                            550,000,000          $0.001

4. Names. Addresses.        The First Board of Directors/Trustees shall
Number of Board of          consist of members whose names and
addresses are as
Directors/Trustess          follows:
                            1. NAME:  Mark Crist
                               STREET ADDRESS            CITY     STATE    ZIP
                               3402 Bimini Lane, #3-1  Coconut     FL    33066
                                                        Creek
                               92 Corporate Park,
                               Suite C-802               Irvine     CA    92606

                            2.NAME:  John J. Anton
                              STREET ADDRESS             CITY     STATE    ZIP
                              1530 Brookhllow Dr.
                              Suite C                   Santa Ana   CA   92705

5. Purpose                  The purpose of this
                            corporation shall be:


6. Other Matters:           Number of addition pages:

7. Names, Addresses
   and Signatures of        Susan Wheeler
   incorporators:
                                            /s/Susan Wheeler

                            NAME            Signature
                            STREET ADDRESS              CITY     STATE     ZIP
                            818 W. Seventh Street   Los Angeles   CA     90017

8. Certificate of           I.  The Corporation Trust Company of Nevda hereby
Acceptance of               accept appointment as Resident Agent for the
Appointment of              above named corporation
Resident Agent
                            /s/  Scott Ferraro
                            Authorized Signature of Resident   Date:  6/20/01
                            Agent or Resident Agent Company